SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 15, 2004



                              SONOMA VALLEY BANCORP
                              ---------------------
             (Exact name of registrant as specified in its charter)


   California                   000-31929                     68-0454068
   ----------                   ---------                     ----------
(State or other            (Commission File No.)           (I.R.S. Employer
  jurisdiction                                            Identification No.)
of incorporation)



                 202 West Napa Street, Sonoma, California 95476
                 ----------------------------------------------
                    (Address of principal executive offices)

                                 (707) 935-3200
                                 --------------
              (Registrant's telephone number, including area code)

Item 7. Financial Statements and Exhibits.

     Exhibit No.         Exhibit Description
     -----------         -------------------

     99                  Press release announcing first quarter results

Item 12.  Results of Operations and Financial Condition.

     Sonoma Valley Bancorp announced its results for the first quarter ended March 31, 2004 on the attached press release.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    SONOMA VALLEY BANCORP,
                                    a California Corporation


Dated:  April 16, 2004              /s/ Mary Quade Dieter
                                    --------------------------------------------
                                    Mary Quade Dieter,
                                    Executive Vice President,   Chief  Operating
                                    Officer and Chief Financial Officer
                                    (Principal Financial and Accounting Officer)